MINNESOTA BREWING COMPANY
                             1993 STOCK OPTION PLAN

                                Table of Contents
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SECTION 1.        General Purpose of Plan; Definitions           1

SECTION 2.        Administration                                 3

SECTION 3.        Stock Subject to Plan                          4

SECTION 4.        Eligibility                                    4

SECTION 5.        Stock Options                                  5

SECTION 6.        Transfer, Leave of Absence, Etc.               9

SECTION 7.        Amendments and Termination                     9

SECTION 8.        Unfunded Status of Plan                       10

SECTION 9.        General Provisions                            10

SECTION 10.       Effective Date of Plan                        11


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                            MINNESOTA BREWING COMPANY
                             1993 STOCK OPTION PLAN


SECTION 1.        General Purpose of Plan; Definitions.

         The name of this plan is the Minnesota Brewing Company 1993 Stock Option Plan (the "Plan"). The purpose of the Plan is to enable Minnesota Brewing Company (the "Company") and its Subsidiaries to retain and attract executives, other key employees of the Company and its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         (a)      "Board" means the Board of Directors of the Company.

         (b) "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

         (c)      "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

         (e) "Company" means Minnesota Brewing Company, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

         (f) "Consultant" means any person, including an advisor, engaged by the Company or a Parent Corporation or Subsidiary of the Company to render services, who is compensated for such services and who is not an employee of the Company or any Parent Corporation or Subsidiary of the Company. A Non-Employee Director may serve as a Consultant.

         (g) "Disability" means permanent and total disability as determined by the Committee.



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         (h)      "Fair Market Value" means the value of Stock on any given date which shall be determined by the Committee as follows: (a) if the Stock is listed for trading on one of more national securities exchanges, or is traded on the Nasdaq Stock Market or the Nasdaq Small Cap Market, the last reported sales price on the principal such exchange, the Nasdaq Stock Market or the Nasdaq Small Cap Market on the date in question, or if such Stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange, the Nasdaq Stock Market or the Nasdaq Small Cap Market, on the first day prior thereto on which such Stock was so traded; or (b) if the Stock is not listed for trading on a national securities exchange, the Nasdaq Stock Market or the Nasdaq Small Cap Market, but is traded in the over-the-counter market, the closing bid price for such Stock on the day prior to the date in question, or if there is no closing bid price for such Stock on such day, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) nor (b) is applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties.

         (i) "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         (j) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

         (k) "Outside Director" means a Director who: (a) is not a current employee of the Company or any member of an affiliated group which includes the Company; (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company; (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for good or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         (l) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

         (m) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of ,ill classes of stock in one of the other corporations in the chain.


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         (n)      "Retirement" means retirement from active employment with the
                  Company and any Subsidiary or Parent Corporation of the Company on or after age 55.

         (o) "Stock" means the Common Stock, $.01 par value per share, of the Company.

         (p) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         (q) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2.        Administration.

         The Plan shall be administered by the Board of Directors or by a Committee appointed by the Board of Directors of the Company consisting of at least two Directors, each of whom shall be Non-Employee Directors and Outside Directors, who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant Stock Options to eligible individuals pursuant to the terms of the Plan.

         In particular, the Committee shall have the authority:

         (i) to select the officers, other key employees of the Company and its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, to whom Stock Options, may from time to time be granted hereunder;

         (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, or a combination of the foregoing, are to be granted hereunder;

         (iii) to determine the number of shares to be covered by each such Stock Option granted hereunder; and

         (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Option granted hereunder (including, but not limited to, any restriction on any Stock Option and/or the shares of Stock relating thereto).

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines arid practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Stock Option granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate to officers of the Company the authority to exercise the powers


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specified in (i), (ii), (iii) and (iv) above with respect to persons who are not either the chief executive officer of the Company or the four highest paid officers of the Company other than the chief executive officer.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3.        Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 450,000. Such shares may consist, in whole or in part, of authorized and unissued shares. If any shares that have been optioned cease to be subject to Stock Options, such shares shall again be available for distribution in connection with future grants of Stock Options under the Plan. Upon a Stock-for-Stock exercise of a Stock Option or upon the withholding of Stock for the payment of the option price or taxes, only the net number of shares issued to the optionee shall be used to calculate the number of shares remaining available for distribution under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any grant shall always be it whole number.

         SECTION 4.        Eligibility.

         Directors, officers, other key employees of the Company and Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options under the Plan. The optionees under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each grant.

         Notwithstanding the foregoing, no person shall receive grants of Stock Options under this Plan which exceed 100,000 shares during any fiscal year of the Company.

         SECTION 5.        Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.


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         The Stock Options granted tinder the Plan may be of two types: (i)
Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after September 1, 2003.

         The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not quality as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may, except as provided in this paragraph, be less than the Fair Market Value of the Stock on the date the Stock Option is granted. In the event that the Committee does not determine the exercise price per share of Stock purchasable under a Stock Option, the exercise price shall be the Fair Market Value of the Stock on the date the Stock Option is granted except as otherwise required in this paragraph. In no event shall the Stock Option price per share of Stock purchasable under in Incentive Stock Option or a Non-Qualified Stock Option be less than 100% or 50%, respectively, of the Fair Market Value of the Stock on the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary, and an Incentive Stock Option is granted to such employee, the exercise price shall be no less than 110% of the Fair Market Value of the Stock on the date the Stock Option is granted.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the event that the Committee does not fix the term of a Stock Option, the term shall be ten years from the date the Stock Option is granted. Notwithstanding the foregoing, if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company of any


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                  Parent Corporation or Subsidiary and an Incentive Stock Option
                  is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

         (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. In the event that the Committee does not determine the time at which a Stock Option shall be exercisable, such Stock Option shall be exercisable one years after the date of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in Conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity, (iii) the transfer of substantially all of the assets of the Company or the acquisition of beneficial ownership of more than 50% of any class of equity security of the Company or its Subsidiaries.

         (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to he purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee, provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If the terms of a Stock Option so permit, an optionee may elect to pay all or part of the exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 9.


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         (e)      Non-transferability of Options.

                  (i) Subject to Section 5(e)(ii) below, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (ii) The Committee may, in its discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to (A) the spouse, children or grandchildren of the optionees ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) a partnership or partnerships in which such Immediate Family Members are the only partners, provided that (1) there may be no consideration for any such transfer, (2) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 5(e)(ii), and (3) subsequent transfers of transferred options shall be prohibited except those in accordance with
         Section 5(e)(i). Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "optionee" herein shall in such event be deemed to refer to the transferee, except that the events of termination of employment of Sections 5(f), 5(g), 5(h) and 5(i) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in such Sections.


         (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

         (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three years (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for


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                  purposes of Section 422 of the Code, the option will
                  thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after three years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Termination for Cause. Unless otherwise determined by the Committee, if an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for Cause, any Stock Option held by the optionee shall thereupon terminate.

         (j) Other Termination. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates for any reason other than Death or Disability, and other than for cause, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such termination, but may not he exercised after three years (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is shorter. In the event of such termination of employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (k) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (l) Non-Employee Directors. Each person serving as a Non-Employee Director of the Company as of February 10, 1998 shall be granted an Option to purchase 15,000 shares of stock at an option price per share equal to 100% of Fair Market Value of a share of Stock on such date. All such Options shall be designated as Non-Qualified Options and shall be subject to the same terms and provisions as are then in effect with respect to the granting of Non-Qualified Options to officers and by employees of the Company, except that (i) the term of such Option shall be


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                  five years, which term shall expire after one year upon the termination of service as a director, (ii) the Option shall vest in three installments of 5,000 shares beginning on the date of the 1998 Annual Meeting, with each additional installment vesting on the subsequent annual meeting. Subject to the foregoing, all provisions of this Plan not inconsistent with the foregoing shall apply to Options granted to Non-Employee Directors.

SECTION 6.        Transfer, Leave of Absence, Etc.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

         SECTION 7.        Amendments and Termination.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee under a Stock Option theretofore granted, without the optionee's consent, or (ii) which, without the approval of the stockholders of the Company, would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code, or any other regulatory requirements.

         The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but, Subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted stock options, including previously granted stock options having higher exercise prices.

         SECTION 8.        Unfunded Status of Plan.

         The Plan is intended to Constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to an optionee by the Company,


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nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. At its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         SECTION 9.        General Provisions.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for Such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock delivered under the Plan pursuant to any Options shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (c) Each optionee shall, no later than the date as of which any part of the value of a Stock Option first becomes includable as compensation in the gross income of the optionee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Stock Option. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the optionee. With respect to any Stock Option granted under the Plan, if the terms of such Option so permit, an optionee may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the Stock Option by (i) authorizing the Company to retain from the number of shares of Stock that would otherwise be deliverable to the optionee, or (ii) delivering to the Company from shares of


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                  Stock already owned by the optionee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the optionee under this Section. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (d) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the optionee shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of a Stock Option under the Plan, provided the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any optionee who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

         SECTION 10.       Effective Date of Plan.

         The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the Stock present and entitled to vote at a meeting of the Company's shareholders.